EX-99.906CERT

CERTIFICATION

Nancy Z. Markovitch, Principal Financial Officer of The Prairie Fund (the “Registrant”), do certify to the best of my knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2007 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Financial Officer

The Prairie Fund

/s/Nancy Z. Markovitch

Nancy Z. Markovitch

Date: September 4, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.